Exhibit 4.10

Private & Confidential	Execution Version
YIC/1001257491
EU-#754711151v7

Dated	6 August	2024

___________________________________________________

CADELER A/S

as Borrower

DNB BANK ASA

COÖPERATIEVE RABOBANK U.A.

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

DANSKE BANK A/S

OVERSEA-CHINESE BANKING CORPORATION LIMITED

and

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

as Mandated Lead Arrangers

and

SOCIETE GENERALE

as Arranger

with

DNB BANK ASA

as Agent

DNB BANK ASA

as Security Agent

DNB BANK ASA

as EIFO Agent

ATLANTIS MIDCO LIMITED

as Atlantis Mid Co

guaranteed by

WIND ORCA LIMITED

WIND OSPREY LIMITED

SEAJACKS 5 LIMITED

SEAJACKS INTERNATIONAL LIMITED

SEAJACKS UK LIMITED

SEAJACKS 3 JAPAN LLC

SEAJACKS JAPAN LLC

______________________________________________

SUPPLEMENTAL AGREEMENT

relating to a Facilities Agreement

dated 7 December 2023

______________________________________________

Contents

Clause		Page

1	Definitions	2

2	Agreement of the Finance Parties	3

3	Amendments to the Original Facilities Agreement	4

4	Amendments to the Account Charge Agreements	6

5	Representations and warranties	7

6	Conditions	7

7	Relevant Parties’ confirmations	7

8	Fees, costs and expenses	8

9	Miscellaneous and notices	9

10	Governing Law	9

11	Enforcement	9

Schedule 1 The Parties		11

Schedule 2 Documents and evidence required as conditions precedent		15

THIS AGREEMENT is dated 6 August 2024 and made BETWEEN:

(1)	CADELER A/S details of which are specified in Part A of Schedule 1 (The Parties) as borrower (the Borrower);
(2)	THE ENTITIES listed in Part B of Schedule 1 (The Parties) as guarantors (the Guarantors);
(3)	ATLANTIS MIDCO LIMITED details of which are specified in Part C of Schedule 1 (The Parties) as shareholder of Seajacks International Limited (Atlantis Mid Co);
(4)

DNB BANK ASA, COÖPERATIEVE RABOBANK U.A., CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, DANSKE BANK A/S, OVERSEA-CHINESE BANKING CORPORATION LIMITED and STANDARD CHARTERED BANK (SINGAPORE) LIMITED as mandated lead arrangers and SOCIETE GENERALE as arranger (whether acting individually or together the Arrangers);

(5)	DNB BANK ASA as bookrunner and co-ordinator (the Bookrunner);
(6)	THE FINANCIAL INSTITUTIONS listed in Part D of Schedule 1 (The Parties) as lenders (the Lenders);
(7)	THE FINANCIAL INSTITUTIONS listed in Part E of Schedule 1 (The Parties) as hedging providers (the Hedging Providers);
(8)	DNB BANK ASA as agent of the other Finance Parties (other than the Security Agent) (the Agent);
(9)	DNB BANK ASA as EIFO agent of the Lenders (the EIFO Agent); and
(10)	DNB BANK ASA as security agent and trustee for the other Finance Parties (the Security Agent).

WHEREAS:

(A)

This Agreement is supplemental to a facilities agreement dated 7 December 2023 made between (among others) (1) the Borrower, (2) the Guarantors, (3) the Agent, (4) the Security Agent, (5) the EIFO Agent, (6) the Lenders and (7) the Hedging Providers (the Original Facilities Agreement), relating to a loan facility of (originally) up to €550,000,000;

(B)

pursuant to an amendment request dated 27 June 2024, executed by the Borrower in its capacity as borrower and as Obligors’ Agent on behalf of the Obligors pursuant to clause 2.5 (Obligors’ Agent) of the Original Facilities Agreement and consented to by the Agent (on behalf of the Lenders and the Ancillary Lender) and the EIFO Agent, the Borrower on behalf of itself and the other Obligors has requested that certain amendments are made to the Original Facilities Agreement as set out in clause 3 (Amendments to the Original Facilities Agreement) below; and

(C)

this Agreement sets out the terms and conditions upon which the Finance Parties shall, at the request of the Borrower and the other Obligors, provide their consent to the amendments referred to in clause 3 (Amendments to the Original Facilities Agreement) below.

NOW IT IS HEREBY AGREED as follows:

1Definitions

1.1Defined expressions

Words and expressions defined in the Original Facilities Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2Definitions

In this Agreement, unless the context otherwise requires:

Account Charge Agreements means:

(1)	the Norwegian law governed account charge agreement dated 20 December 2023 made between Seajacks 5 Limited as chargor and the Security Agent;
(2)	the Norwegian law governed account charge agreement dated 20 December 2023 made between Seajacks 3 Japan LLC as chargor and the Security Agent;
(3)	the Norwegian law governed account charge agreement dated 7 December 2023 made between Wind Orca Limited as chargor and the Security Agent; and
(4)	the Norwegian law governed account charge agreement dated 7 December 2023 made between Wind Osprey Limited as chargor and the Security Agent.

Danish Mortgage Amendments means, in respect of each of Ship A and Ship B, an amendment to the Mortgage over such Ship increasing the secured amount by EUR 195,000,000, executed or (as the context may require) to be executed by the relevant Owner and, if required, the Security Agent and Danish Mortgage Amendment shall mean either of them.

Effective Date means the date, no later than 9 August 2024, on which the Agent has notified the Borrower that it has received the documents and evidence specified in clause 6 (Conditions) and in Schedule 2 (Documents and evidence required as conditions precedent) in a form and substance satisfactory to it.

Facilities Agreement means the Original Facilities Agreement as amended and supplemented by this Agreement.

Guarantee means the guarantee and other obligations of the Guarantors under clause 19 (Guarantee and indemnity) of the Original Facilities Agreement.

Japanese Mortgage Amendment means the amendment to the Mortgage over Ship D executed or (as the context may require) to be executed by the relevant Owner and the Security Agent.

Mortgage Amendments means the Danish Mortgage Amendments, the Japanese Mortgage Amendment and the Panama Mortgage Amendment and Mortgage Amendment means any of them.

Panama Mortgage Amendment means the amendment to the Mortgage over Ship C executed or (as the context may require) to be executed by the relevant Owner and the Security Agent.

Party means a party to this Agreement.

Relevant Documents means this Agreement, the Mortgage Amendments, the Supplemental Share Security and any other document created and delivered by any Relevant Party to the Agent or, as the case may be, the Security Agent in relation to this Agreement.

Relevant Party means the Borrower, each of the Guarantors, Atlantis Mid Co (in each case, in any capacity under any of the Finance Documents) and any other person who may at any time be a party to any of the Relevant Documents (other than the Finance Parties) and Relevant Parties means any or all of them.

Supplemental Share Security means, in relation to each Original Guarantor, the supplemental deed executed or (as the context may require) to be executed by the Borrower in favour of the Security Agent supplementing and amending the Share Security dated 20 December 2023 in respect of the shares held in such Original Guarantor.

1.3Interpretation of the Facilities Agreement

References in the Original Facilities Agreement to this Agreement, shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Facilities Agreement, and words such as herein, hereof, hereunder, hereafter, hereby and hereto, where they appear in the Facilities Agreement, shall be construed accordingly.

1.4Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.5Incorporation of other terms and certain references

Clauses 1.2 (Construction), 1.4 (Third party rights) and 1.5 (Finance Documents) of the Original Facilities Agreement shall be deemed to be incorporated into this Agreement in full, mutatis mutandis.

1.6Designation as Finance Document

The Parties agree that this Agreement is and shall be designated as a Finance Document.

2Agreement of the Finance Parties

The Finance Parties, relying upon the representations and warranties on the part of the Relevant Parties contained in clause 5 (Representations and warranties), agree with the Relevant Parties, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment on or before 9 August 2024 of the conditions contained in clause 6 (Conditions) and in Schedule 2 (Documents and evidence required as conditions precedent) to the amendment of the Original Facilities Agreement on the terms set out in clause 3 (Amendments to the Original Facilities Agreement) with effect on and from the Effective Date.

3Amendments to the Original Facilities Agreement

3.1Amendment to the Original Facilities Agreement

With effect on and from the Effective Date, the Original Facilities Agreement shall be, and it is hereby, amended as follows:

3.1.1	paragraph (b) of the definition of “Final Repayment Date” in clause 1.1 (Definitions) of the Original Facilities Agreement shall be deleted in its entirety and replaced by the following:
“(b)	in respect of Facility B, 19 June 2026 or such later date as may be agreed by all the Lenders with Facility B Commitments;”;
3.1.2

the words “, the Supplemental Agreement” shall be inserted between the words “this Agreement” and “any Accession Deed” in the definition of “Finance Documents” in clause 1.1 (Definitions) of the Original Facilities Agreement;

3.1.3	sub-paragraph (a)(ii) of the definition of “Margin” in clause 1.1 (Definitions) of the Original Facilities Agreement shall be deleted in its entirety and replaced by the following:
“(ii)

in relation to Facility B, 2.85 per cent per annum and provided that such rate shall increase by an amount of 0.25 per cent per annum at the end of each 3 month period (being 1 per cent per annum over each 12 month period) starting from the three month period ending on 30 September 2025;”;

3.1.4	the following new definition of “Maximum Revolving and Ancillary Amount” shall be included in clause 1.1 (Definitions) of the Original Facilities Agreement and in the correct alphabetical order:

“Maximum Revolving and Ancillary Amount means:

(a)	up to and including the Final Repayment Date in respect of Facility B, €450,000,000; and
(b)	following (but not including) the Final Repayment Date in respect of Facility B, €350,000,000.”;
3.1.5	the following new definition of “Supplemental Agreement” shall be included in clause 1.1 (Definitions) of the Original Facilities Agreement and in the correct alphabetical order:

“Supplemental Agreement means the agreement dated 6 August  2024 supplemental to this Agreement made between, among others, the Borrower, the Guarantors, Atlantis Mid Co, the Agent, the Security Agent, the EIFO Agent, the Lenders and the Hedging Providers.”;

3.1.6	the definition of “Total Ancillary Facilities Amount” in clause 1.1 (Definitions) of the Original Facilities Agreement shall be deleted in its entirety and replaced by the following:

“Total Ancillary Facilities Amount means €200,000,000.”;

3.1.7	the following paragraph shall be included as a new paragraph (g) in clause 5.2 (Completion of a Utilisation Request) of the Original Facilities Agreement:
“(g)	The Borrower may not deliver a Utilisation Request if, at the time of or immediately following the proposed Utilisation, the aggregate amount of the outstanding Revolving

Loans and the Ancillary Outstandings under all Ancillary Facilities would exceed the Maximum Revolving and Ancillary Amount.”;

3.1.8	the following paragraph shall be included as a new paragraph (j) in clause 5.3 (Currency and amount) of the Original Facilities Agreement:
“(j)

The total amount advanced under any proposed Revolving Loan specified in a Utilisation Request shall not exceed, when aggregated with the amount of all other outstanding Revolving Loans and all Ancillary Outstandings under all Ancillary Facilities at the time of or immediately following the proposed Utilisation, the Maximum Revolving and Ancillary Amount.”;

3.1.9	paragraph (b) of clause 6.2 (Availability) of the Original Facilities Agreement shall be deleted in its entirety and replaced as follows:
“(b)	The aggregate of all Ancillary Outstandings under all Ancillary Facilities may not exceed:
(i)

the Total Ancillary Facilities Amount at any time and an Ancillary Facility shall not be made available if it would allow for the Ancillary Outstandings for such Ancillary Facility, taken together with the maximum amount of Ancillary Outstandings allowed under all other Ancillary Facilities, to exceed the Total Ancillary Facilities Amount; and

(ii)	when aggregated with the aggregate amount of the outstanding Revolving Loans, the Maximum Revolving and Ancillary Amount.”;
3.1.10	the “.” at the end of clause 6.3(b)(iv) (Terms of Ancillary Facilities) of the Original Facilities Agreement shall be deleted and replaced with “; and”;
3.1.11	the following paragraph shall be included as a new sub-paragraph (v) in clause 6.3(b) (Terms of Ancillary Facilities) of the Original Facilities Agreement:
“(v)

may not allow the Ancillary Outstandings for that Ancillary Facility, when aggregated with the Ancillary Outstandings under all other Ancillary Facilities and the aggregate amount of the outstanding Revolving Loans, to exceed the Maximum Revolving and Ancillary Amount.”;

3.1.12	the “.” at the end of clause 6.5(b) (Limitation on Ancillary Outstandings) of the Original Facilities Agreement shall be deleted and replaced with “; or”;
3.1.13	the following paragraph shall be included as a new paragraph (c) in clause 6.5 (Limitation on Ancillary Outstandings) of the Original Facilities Agreement:
“(c)	when aggregated with the Ancillary Outstandings under all other Ancillary Facilities and the aggregate amount of the outstanding Revolving Loans, the Maximum Revolving and Ancillary Amount.“;
3.1.14	paragraph (u)(i) of clause 51.2 (All Lender matters) of the Original Facilities Agreement shall be deleted in its entirety and replaced by the following:
“(i)	paragraph (e) above in so far as it relates to the extension of the Final Repayment Date of a specific Facility; and”;

3.1.15

the “Registered Office” row of the table relating to the Borrower in Schedule 1 (The original parties) to the Original Facilities Agreement shall be deleted in its entirety and replaced by the following:

“

Registered office:	Kalvebod Brygge 43 1560 Copenhagen V Denmark

“;

3.1.16

the “Address” row of the table with the heading “Obligor address for service of notices” in Schedule 1 (The original parties) to the Original Facilities Agreement shall be deleted in its entirety and replaced by the following:

“

Address:	Kalvebod Brygge 43 1560 Copenhagen V Denmark

“;

3.1.17	the “Ship Name” row of the table relating to Ship C in Schedule 2 (Ship information) to the Original Facilities Agreement shall be deleted in its entirety and replaced by the following:

“

Ship Name	Wind Scylla

”; and

3.1.18

all references to “€550,000,000” in the Original Facilities Agreement, including but not limited to in its cover page and in any of its Schedules, shall be deleted in its entirety and replaced by “€650,000,000”.

3.2	Continued force and effect of Original Facilities Agreement

Save as amended and/or supplemented by this Agreement, the provisions of the Original Facilities Agreement shall continue in full force and the Original Facilities Agreement and this Agreement shall be read and construed as one instrument.

4	Amendments to the Account Charge Agreements
4.1	With effect from the Effective Date, clause 3.6 of each Account Charge Agreement shall be amended to read as follows:

“The security constituted by this Agreement shall be limited to EUR 975,000,000 plus the amount of any interest, default interest, costs and expenses as set out in the Finance Documents (as from time to time amended and/or restated or supplemented).”

5	Representations and warranties

Each Relevant Party (except Atlantis Mid Co) confirms to the Finance Parties that the Repeating Representations are true in all material aspects on the date of this Agreement and on the Effective Date, by reference to the facts and circumstances then existing, but as if references to “this Agreement” in the Repeating Representations were instead to this Agreement and the Original Facilities Agreement and references to a "Finance Document" in the Repeating Representations were construed to include this Agreement.

6	Conditions
6.1	Documents and evidence

The agreement of the Finance Parties referred to in clause 2 (Agreement of the Finance Parties) shall be subject to the receipt by the Agent or its duly authorised representative, on or before 9 August 2024, of the documents and evidence specified in Schedule 2 (Documents and evidence required as conditions precedent) in form and substance satisfactory to the Agent (acting on the instructions of all the Lenders). The Agent shall notify the Borrower promptly upon being so satisfied.

6.2	General conditions precedent

The agreement of the Finance Parties referred to in clause 2 (Agreement of the Finance Parties) shall be further subject to:

6.2.1

the representations and warranties in clause 5 (Representations and warranties) being true and correct on the Effective Date as if each were made with respect to the facts and circumstances existing at such time; and

6.2.2	no Default having occurred at the time of the Effective Date.
6.3	Waiver of conditions precedent

The conditions specified in this clause 6 are inserted solely for the benefit of the Finance Parties and may be waived on their behalf in whole or in part with or without conditions by the Agent (acting on the instructions of all the Lenders).

7	Relevant Parties’ confirmations

Each Relevant Party (provided that Atlantis Mid Co is only providing such confirmation and acknowledgement in relation to the Share Security granted by it) hereby confirms its consent to the agreements and amendments made in relation to the Original Facilities Agreement (including, without limitation, the increase of the Total Ancillary Facilities Amount by €100,000,000; namely, from €100,000,000 to €200,000,000) and the other arrangements contained in this Agreement, and agrees and acknowledges that:

(a)	each Finance Document to which it is a party extends, in accordance with its terms, to the obligations of the Borrower arising under the Original Facilities Agreement as amended by this Agreement;
(b)

the Finance Documents to which such Relevant Party is a party and the obligations of such Relevant Party thereunder (including the Guarantee) and any Security Interests contained therein, are not otherwise affected by this Agreement and the other Relevant Documents or anything contained in them or in this Agreement, and they shall remain and continue in full force and effect notwithstanding the agreements and amendments made in relation to the the Original Facilities Agreement and the other arrangements contained in this Agreement and, in the case of the Finance Documents which create a Security Interest, shall continue to stand as security for, inter alia, the Original Facilities Agreement as amended by this Agreement;

(c)

with effect from the Effective Date references in the Finance Documents to which such Relevant Party is a party to the “Agreement” or the “Facilities Agreement” or the “Loan Agreement” (or equivalent or similar references) shall henceforth be references to the Original Facilities Agreement as amended and supplemented by this Agreement and as from time to time hereafter amended and shall also be deemed to include this Agreement and the obligations of the Borrower hereunder; and

(d)

with effect from the Effective Date references in the Finance Documents to which such Relevant Party is a party to the “Mortgage” (or equivalent or similar references) shall henceforth be references to the Mortgage as amended and supplemented by the Mortgage Amendment and as from time to time hereafter amended and shall also be deemed to include the Mortgage Amendment and the obligations of the Borrower hereunder.

8	Fees, costs and expenses
8.1	Fees

The Borrower shall pay to the Agent:

(a)

for the account each Lender with Facility B Commitments pro rata to their share of the Total Facility B Commitments, an extension fee in an amount equal to 0.3 per cent. of the Total Facility B Commitments; and

(b)	for the account of each Lender, a handling fee of €10,000,

on or prior to the date of this Agreement. The fees payable by the Borrower under this Agreement are to be paid in immediately available, freely transferable and cleared funds and without set-off, counterclaim, deductions or withholding of any kind to the following account:

Bank	DNB Bank ASA
SWIFT code:	DNBANOKK
For further credit:	DNB Bank ASA, Loan Administration
Account number/IBAN:	NO81 7001 0447 079
Reference:	Attn Loan Adm/Cadeler

8.2	Costs and expenses

Clause 18 (Costs and expenses) shall apply mutatis mutandis to this Agreement.

8.3	Value Added Tax

All expenses payable pursuant to this clause 8 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon. Any value added tax chargeable in respect of any services supplied by any of the Finance Parties or EIFO under this Agreement shall, on delivery of the value added tax invoice, be paid in addition to any sum agreed to be paid hereunder.

8.4	Stamp and other duties

The Borrower shall pay and, within three Business Days of demand by the Agent, indemnify each Finance Party and EIFO against any cost, loss or liability that Finance Party or, as the case may be, EIFO incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement and any other Relevant Documents.

9	Miscellaneous and notices
9.1	Counterparts

This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

9.2	Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

9.3	Notices

The provisions of clause 47 (Notices) of the Original Facilities Agreement shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein and as if references therein to “Obligors” included all Relevant Parties (except for Atlantis Mid Co).

10	Governing Law
10.1	This Agreement and any non-contractual obligations connected with it shall be governed by English law.
10.2

The amendments to the Account Charge Agreements in accordance with clause 4 and any non-contractual obligations arising out of or in relation to such amendments and the Account Charge Agreements shall be governed by Norwegian law.

11	Enforcement
11.1	Jurisdiction
11.1.1

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) or any non-contractual obligations connected with this Agreement (a Dispute).

11.1.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

11.1.3

This clause 11.1 is for the benefit of the Finance Parties only. Notwithstanding paragraphs 11.1.1 and 11.1.2, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

11.1.4

The courts of Norway shall have exclusive jurisdiction to settle any dispute arising out of or in connection with the Account Charge Agreements and the amendments thereto in clause 4, and Oslo District Court (in Norwegian: "Oslo tingrett") shall be the court of first instance.

11.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each of the Relevant Parties:

(a)

irrevocably appoints Elemental Process Agent Limited of 27 Old Gloucester Street, WC1N 3AX London, United Kingdom as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement (including any non-contractual obligations in connection with it);

(b)	agrees that failure by a process agent to notify any Relevant Party of the process will not invalidate the proceedings concerned; and
(c)

if any person appointed as process agent for a Relevant Party is unable for any reason to act as agent for service of process, that Relevant Party must immediately (and in any event within ten days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent (including Saville & Co Scrivener Notaries, Cheeswrights LLP and The Law Debenture Corporation p.l.c. or any of their Affiliates providing such professional service) for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

The Parties

Part A

The Borrower

Name:	Cadeler A/S
Jurisdiction of incorporation	Denmark
Registered office	Kalvebod Brygge 43 1560 Copenhagen V Denmark
Registered number:	31180503

Part B

The Guarantors

Name:	Wind Orca Limited
Jurisdiction of incorporation	Cyprus
Registered office	23 Kennedy Avenue Globe House, 4th floor 1075 Nicosia, Cyprus
Registered number	HE 412457

Name:	Wind Osprey Limited
Jurisdiction of incorporation	Cyprus
Registered office	23 Kennedy Avenue Globe House, 4th floor 1075 Nicosia, Cyprus
Registered number	HE 412453

Name:	Seajacks International Limited
Jurisdiction of incorporation	England and Wales
Registered office	South Denes Business Park South Beach Parade Great Yarmouth

Norfolk, NR30 3QR United Kingdom
Registered number	07964749

Name:	Seajacks UK Limited
Jurisdiction of incorporation	England and Wales
Registered office	South Denes Business Park South Beach Parade Great Yarmouth Norfolk, NR30 3QR United Kingdom
Registered number	06106237

Name:	Seajacks 5 Limited
Jurisdiction of incorporation	England and Wales
Registered office	South Denes Business Park South Beach Parade Great Yarmouth Norfolk, NR30 3QR United Kingdom
Registered number	08519434

Name:	Seajacks Japan LLC
Jurisdiction of incorporation	Japan
Registered office	2-6, Nihonbashi Hongokucho 3-chome Chuo-ku, Tokyo 103-6060 Japan
Registered number	0100-01-153825

Name:	Seajacks 3 Japan LLC
Jurisdiction of incorporation	Japan

Registered office	2-6, Nihonbashi Hongokucho 3-chome Chuo-ku, Tokyo 103-6060 Japan
Registered number:	0100-03-032597

Part C

Atlantis Mid Co

Name:	Atlantis Midco Limited
Jurisdiction of incorporation	England and Wales
Registered office	South Denes Business Park South Beach Parade Great Yarmouth Norfolk, NR30 3QR United Kingdom
Registered number	07964404

Part D

The Lenders

Name	DNB Bank ASA
Name	Coöperatieve Rabobank U.A.
Name	Crédit Agricole Corporate & Investment Bank
Name	Danske Bank A/S
Name	Oversea-Chinese Banking Corporation Limited
Name	Societe Generale
Name	Standard Chartered Bank (Singapore) Limited

Part E

The Hedging Providers

Name	DNB Bank ASA
Name	Coöperatieve Rabobank U.A.
Name	Crédit Agricole Corporate & Investment Bank

Name	Danske Bank A/S
Name	Oversea-Chinese Banking Corporation Limited
Name	Societe Generale
Name	Standard Chartered Bank (Singapore) Limited

Schedule 2

Documents and evidence required as conditions precedent

1	Constitutional Documents

A copy of the Constitutional Documents of each Relevant Party or a certificate of each Relevant Party certifying that each copy document relating to it specified in Part 1 or, as the case may be, Part 4 of Schedule 3 (Conditions precedent) to the Original Facilities Agreement and delivered to the Agent thereunder remains correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date hereof.

2	Corporate authorisations
(a)	A copy of a resolution of the board of directors of each Relevant Party (or, if applicable, any committee of such board empowered to approve and authorise the following matters):
(i)

approving the terms of, and the transactions contemplated by, the Relevant Documents to which it is a party and resolving that it execute, deliver and perform the Relevant Documents to which it is a party in accordance with any local law requirements;

(ii)	authorising a specified person or persons to execute the Relevant Documents to which it is a party on its behalf; and
(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Relevant Documents to which it is a party.

(b)	If applicable, a copy of a resolution of the board of directors of the relevant company, establishing any committee referred to in paragraph (a) above and conferring authority on that committee.
(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (a) above in relation to the Relevant Documents to which it is a party and any related documents.
(d)

If applicable, a copy of a resolution signed by all the holders of the issued shares in each Relevant Party (other than the Borrower), approving the terms of, and the transactions contemplated by, the Relevant Documents to which such Relevant Party is a party.

(e)

A certificate of each Relevant Party (signed by an authorised signatory) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments and the Total Ancillary Facilities Amount (each as defined in the Facilities Agreement) would not cause any borrowing, guarantee, security or similar limit binding on such Relevant Party to be exceeded.

(f)	A copy of any power of attorney under which any person is appointed by any Relevant Party to execute any of the Relevant Documents on its behalf.
(g)

A certificate of an authorised signatory of each Relevant Party certifying that each copy document relating to it specified in this Part of this Schedule is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement and that any such resolutions or power of attorney have not been revoked.

3	Other documents and evidence

A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document (including any Relevant Document) or for the validity and enforceability of any Finance Document (including any Relevant Document) provided that such Authorisation or other document, opinion or assurance is requested at least five Business Days prior to 1 August 2024.

4	Security
(a)	Each Mortgage Amendment duly executed by the relevant Owner.
(b)	Each Supplemental Share Security duly executed by the Borrower.
(c)	All duly executed notices, acknowledgments, letters, transfers, certificates and other documents required to be delivered under the documents listed above.
5	Mortgage Amendment registration

Evidence that each Mortgage Amendment in respect of a Ship has been registered against such Ship through the relevant Registry under the laws and flag of the relevant Flag State.

6	EIFO conditions

Confirmation from EIFO that EIFO accepts the terms of this Agreement (including the amendments documented herein) and the other Relevant Documents or that it does not wish or intend to review them, and that no amendment to the EIFO Guarantee Policy is required in connection with the amendments documented herein.

7	Legal opinions

The following legal opinions, each addressed to the Agent, the Security Agent, EIFO, the Lenders and the Hedging Providers, substantially in the form distributed to the Lenders, the Hedging Providers and EIFO and approved by the Agent prior to signing this Agreement in relation to the Relevant Documents:

(a)	a legal opinion of Norton Rose Fulbright LLP on matters of English law;
(b)	a legal opinion of L&J Law Office, LPC on matters of Japanese law;
(c)	a legal opinion of Moalem Weitemeyer on matters of Danish law;
(d)	a legal opinion of Chrysses Demetriades & Co. LLC on matters of Cyprus law;
(e)	a legal opinion of Advokatfirmaet Wiersholm AS on matters of Norwegian law; and
(f)	a legal opinion from legal counsel on matters of law of the relevant Flag State of the Ships (if not covered above).

8	Fees and expenses

Evidence that the fees, commissions, costs and expenses then due from the Borrower pursuant to clause 8 (Fees, costs and expenses) have been paid.

9	“Know your customer” information

Such documentation and information as any Finance Party may reasonably request through the Agent to comply with “know your customer” or similar identification procedures under all laws and regulations applicable to that Finance Party.

SIGNATURES

THE BORROWER
CADELER A/S

By:	/s/ Peter Brogaard Hansen
Attorney-in-fact

THE GUARANTORS
WIND ORCA LIMITED

By:	/s/ Peter Brogaard Hansen
Attorney-in-fact

WIND OSPREY LIMITED

By:	/s/ Peter Brogaard Hansen
Attorney-in-fact

SEAJACKS 5 LIMITED

By:	/s/ Peter Brogaard Hansen
Authorised Signatory

SEAJACKS INTERNATIONAL LIMITED

By:	/s/ Peter Brogaard Hansen
Authorised Signatory

SEAJACKS UK LIMITED

By:	/s/ Peter Brogaard Hansen
Authorised Signatory

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

SEAJACKS 3 JAPAN LLC

By:	/s/ Peter Brogaard Hansen
Attorney-in-fact

SEAJACKS JAPAN LLC

By:	/s/ Peter Brogaard Hansen
Attorney-in-fact

ATLANTIS MID CO
ATLANTIS MIDCO LIMITED

By:	/s/ Peter Brogaard Hansen
Authorised Signatory

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE ARRANGERS
DNB BANK ASA

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

COÖPERATIEVE RABOBANK U.A.

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

DANSKE BANK A/S

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:

SOCIETE GENERALE

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE ARRANGERS
DNB BANK ASA

By:

COÖPERATIEVE RABOBANK U.A.

By:

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:

DANSKE BANK A/S

By:

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:	/s/ Angeline Teo
Angeline Teo
Angeline Teo OCBC Bank

SOCIETE GENERALE

By:

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE ARRANGERS
DNB BANK ASA

By:

COÖPERATIEVE RABOBANK U.A.

By:

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:

DANSKE BANK A/S

By:

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:

SOCIETE GENERALE

By:

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:	/s/ Amy Chow
Amy Chow, Managing Director of Transportation Finance

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE AGENT
DNB BANK ASA

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

THE SECURITY AGENT
DNB BANK ASA

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

THE EIFO AGENT
DNB BANK ASA

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

THE BOOKRUNNER AND CO-ORDINATOR
DNB BANK ASA

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE LENDERS
DNB BANK ASA

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

COÖPERATIEVE RABOBANK U.A.

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

DANSKE BANK A/S

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:

SOCIETE GENERALE

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE LENDERS
DNB BANK ASA

By:

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:

COÖPERATIEVE RABOBANK U.A.

By:

DANSKE BANK A/S

By:

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:	/s/ Angeline Teo
Angeline Teo
Angeline Teo OCBC Bank

SOCIETE GENERALE

By:

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE LENDERS
DNB BANK ASA

By:

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:

COÖPERATIEVE RABOBANK U.A.

By:

DANSKE BANK A/S

By:

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:

SOCIETE GENERALE

By:

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:	/s/ Amy Chow
Amy Chow, Managing Director of Transportation Finance

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE HEDGING PROVIDERS
DNB BANK ASA

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

COÖPERATIEVE RABOBANK U.A.

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

DANSKE BANK A/S

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:

SOCIETE GENERALE

By:	/s/ Jennifer Carr
Jennifer Carr
Attorney-in-fact

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE HEDGING PROVIDERS
DNB BANK ASA

By:

COÖPERATIEVE RABOBANK U.A.

By:

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:

DANSKE BANK A/S

By:

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:	/s/ Angeline Teo
Angeline Teo
Angeline Teo OCBC Bank

SOCIETE GENERALE

By:

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages

THE HEDGING PROVIDERS
DNB BANK ASA

By:

COÖPERATIEVE RABOBANK U.A.

By:

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK

By:

DANSKE BANK A/S

By:

OVERSEA-CHINESE BANKING CORPORATION LIMITED

By:

SOCIETE GENERALE

By:

STANDARD CHARTERED BANK (SINGAPORE) LIMITED

By:	/s/ Amy Chow
Amy Chow, Managing Director of Transportation Finance

EUR 550m Facilities Agreement – Supplemental Agreement – Signature pages